Exhibit 10.3

LOAN AGREEMENT

Made and entered into in Tel Aviv as of May 20, 2003

Among:	Taro Pharmaceutical Industries Ltd.
Italy House
Euro Park
Yakum 60972, Israel
(hereinafter: the “Company”)

of the first part

And:	The Lenders specified in the list attached hereto as Appendix A (each a “Lender” and collectively the “Lenders”)

of the second part

WHEREAS:	The Board of Directors of the Company has approved the taking by the Company of a loan in accordance with the terms of this Agreement;

AND WHEREAS:	Each of the Lenders has agreed to provide a loan to the Company pursuant to the terms of this Agreement;

The following has therefore been agreed between the parties:

1.	General

1.1	The recitals and the appendix attached hereto form an integral part hereof.

1.2	The headings of the sections and subsections of this Agreement are for convenience of reference only and are not to be construed when interpreting this Agreement.

1.3	In this Agreement, unless the context otherwise requires, the following terms shall have the meanings set forth below:

1.3.1	“Agreement” – this Loan Agreement. For the avoidance of doubt, it is hereby clarified that this Agreement constitutes a “debenture” as such term is defined in Section 1 of the Israeli Companies Law – 1999.

1.3.2	“Bank Business Day” – a day on which banks in London carry out interbank transactions in deposit in US dollars in the London Interbank Eurodollar Market and which is also a day on which banks in Israel actually effect transactions in US dollars without limitation in the amounts of the transactions and customarily conduct clearing of banking documents.

1.3.3	“Dollar” – the dollar of the United States of America.

1.3.4.	“EBITDA” – means with respect to any twelve month period, earnings before interest, taxes, depreciation and amortization, as conclusively determined by the audited financial statements of the Company.

Exhibit 10.3 Page 2

1.4	[reserved]

1.5	“Indebtedness” – means any obligation for the repayment of money borrowed under a credit facility or pursuant to a note, loan agreement or debenture.

1.6	“LIBOR Interest” – the interest rate quoted in the London Interbank Market, for the period of six (6) months, as determined for this purpose by Bank Hapoalim B.M. Ltd. prior to the commencement of any Interest Period (as defined below), pursuant to the customary procedures and regulations of Bank Leumi Le’Israel Ltd. For the purposes of this definition, the term “Interest Period” shall mean each six (6) month period commencing on the date of this Agreement.

1.7	“Loan” – the Principal Amount, together with interest payable thereon, as further specified in Section 2 and 3 below.

1.8	“Principal Amount” – as defined in Section 2.1 below.

1.9	“Ratio” – means the ratio between the Company’s EBITDA and the Company’s total net interest expenses and current principal payable on long term Indebtedness, as conclusively determined by the Company’s audited financial statements.

1.10.	“Relative Portion” – as defined in Section 2.1 below.

2.	The Loan

2.1	Each of the Lenders shall provide to the Company, on the date indicated in Appendix A hereto with respect to each Lender, the amount specified next to such Lender’s name on Appendix. The amount provided by each Lender as specified in Appendix A shall hereinafter be referred to as the “Relative Portion” and the aggregate sum of the Relative Portions provided by all the Lenders shall hereinafter be referred to as the “Principal Amount”. Each Relative Portion shall be made available to the Company by each Lender in Dollars. The Company shall repay the Loan in Dollars to each of the Lenders in accordance with its Relative Portion and in accordance with Section 4 below. The Company shall pay to the Lenders the Loan at the dates for payment thereof and fulfill all of the terms and conditions applicable to the Company as set forth in this Agreement.

2.2	The obligations of each of the Lenders to the Company and the obligations of the Company to each of the Lenders, including its obligation to repay the Loan to each of the Lenders, is several and not joint towards each of the Lenders and without any mutual liability and/or rights among them.

3.	Interest

Upon execution of this Agreement, each Lender will indicate in the space provided next to such Lender’s name on Appendix A, whether it elects to be paid interest on the unpaid balance of the Relative Portion equal to (i) an annual rate of six percent (6%) or (ii) LIBOR Interest plus two and a quarter percent (2.25%). Interest will be computed on the basis of a three hundred and sixty (360) day year for the actual number of days elapsed between each interest payment date and the preceding interest payment date. With respect to the first interest period, interest payable to each Lender will be computed based on the actual number of days elapsed between the first interest payment date and the date on which the Company actually received the Relative Portion transferred by the Lender hereunder.

4.	Date of Payment of Principal and Interest

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4.1	Commencing on the date following the third anniversary hereof (namely, on May 20, 2006), and on each anniversary date thereafter, the Company shall repay to the Lenders a total of twenty percent (20%) of the Principal Amount as set forth in this Section 4.

4.2	The first payment of interest shall be made on the six (6) month anniversary of the date hereof (namely on November 20, 2003) and thereafter, interest shall be paid every six (6) months thereafter. The last interest payment shall be made together with the repayment of the unpaid balance of the Principal Amount as set forth in this Section 4.

4.3	Each payment on account of the Loan shall be paid to each Lender by bank transfer to each Lender’s bank account as listed on Appendix A, or such other account as such Lender shall have provided prior written notice of to the Company at least twenty (20) days prior to a date upon which a payment is to be made pursuant to this Agreement.

4.4	In the event that the Company shall delay in the making of any payments pursuant to this Agreement, the Company shall pay to such Lender, in respect of such delay, interest for delay at an annual rate which shall exceed by three percent (3%) the interest rate specified in Section 3 above, for the period from the date payment was required to be made pursuant to this Agreement until the actual payment date (for the purposes of calculating such annual rate, a year shall consist of three hundred and sixty (360) days).

4.5	If the date that a payment is to be made pursuant to this Agreement is not a Bank Business Day, the date for payment shall be deferred until the first Bank Business Day thereafter. However, if the date that a payment is to be made pursuant to this Agreement falls at the last day of a calendar month and is not a Bank Business Day, the date for payment shall be brought forward to the last Bank Business Day of such calendar month.

5.	Covenants of the Company and the Lenders

5.1	The Company shall pay each of the Lenders all amounts to which such Lender is entitled to pursuant to this Agreement on the payment dates set forth herein and fully and in a timely manner comply with all of the Company’s obligations hereunder.

5.2	Until such time as the Loan shall have been repaid in full, the Company shall:

5.2.1	inform the Lenders of the occurrence of one or more of the events listed in Section 6 below, as soon as practicable after the occurrence thereof.

5.2.2	continue to manage its business in accordance with its normal business practices.

5.2.3	maintain proper accounting books as required by applicable law.

5.2.4	periodically send to the Lenders a copy of the financial information the Company discloses pursuant to its United States disclosure obligations, promptly following the public disclosure of such financial information.

5.2.5	send to the Lenders, a copy of the reports issued by Ma’alot - the Israeli Company for Securities Rating Ltd. from time to time regarding the Company.

5.3	The Company and each of the Lenders, hereby represent that the receipt and issuance of the Loan (as the case may be) and the execution of the Agreement do not constitute a breach of any binding agreement to which such party is a party or of the provisions of any applicable law, and are not in conflict with of any of the provisions of its respective organizational documents. Furthermore, the Company and each of the Lenders, hereby represent that all the resolutions required, pursuant to its respective organizational documents and applicable law, to authorize it

Exhibit 10.3 Page 4

to receive or to issue the Loan (as the case may be) and to become a party to this Agreement have been duly adopted.

5.4	For as long as any portion of the Loan shall remain outstanding and unpaid, the Company shall not:

5.4.1 incur any additional Indebtedness as long as the Ratio shall be less than 2:1. The Ratio shall be determined on the first day of April of each year with respect to the prior calendar year (the “Yearly Review”). In the event that a Yearly Review shall indicate that the Ratio is less than 2:1, the Company shall not be permitted to incur additional Indebtedness until and unless the Ratio is increased again to be 2:1 or more as shall be determined based on the audited financial statements of the Company for any twelve (12) month period.

5.4.2 distribute dividends which, in the aggregate, exceed fifty percent (50%) of the accumulated profit of the Company for the period commencing as of January 1, 2003.

5.4.3 encumber any of its assets, provided however, that the Company may encumber its assets in order to secure any Indebtedness which, in the aggregate, does not exceed twenty million Dollars ($20,000,000) (the “Permitted Sum”). In the event that the Company complies with its repayment obligations pursuant to Section 4 in full and in a timely matter, as of the third anniversary of this Agreement, the Permitted Sum shall be increased by an amount equal to the aggregate payments on account of principal made to the Lenders pursuant to Section 4.1. In addition and notwithstanding anything herein to the contrary, the Company may encumber newly acquired assets to secure the financing provided to acquire such assets.

For the removal of doubt, if the Company will merge with another company or entity, the merged entity will assume the loan hereunder and will comply with all the covenants of the Company hereunder.

Exhibit 10.3 Page 5

6.	Immediate Repayment

In the event of the occurrence of any one or more of the events specified below, each Lender shall be entitled, after providing a prior written notice to the Company (provided that such breach or event in connection with which notice was sent, has not been rectified or removed during such prior notice period), to demand the immediate repayment of the Loan, and the Company hereby undertakes to repay the Loan to such Lender, within three (3) business days of the Lender’s demand. The prior notice period with respect to the events listed in sub-sections 6.1, 6.4 and 6.5 shall be thirteen (13) days and the prior notice period with respect to the events listed in sub-section 6.2 and 6.3 shall be forty five (45) days.

6.1	The failure of the Company to pay, within fourteen (14) days from a payment date pursuant to the Agreement, any of the payments which it is required to pay to a Lender pursuant to this Agreement.

6.2	The breach and/or failure by the Company to fulfill any of its undertakings to the Lenders pursuant to Section 5 of this Agreement.

6.3	The issuance of an order for liquidation of the Company (with the exception of voluntary liquidation for the purposes of merging with another company and/or changing the Company’s corporate structure) and/or permanent receivership against the Company, or the issuance of an order for temporary liquidation and/or temporary receivership against the Company.

6.4	The total cessation by the Company of making payments to substantially all of its creditors.

6.5	The cessation by the Company of managing its business.

7.	[reserved]

8.	Miscellaneous

8.1	To the extent permitted by applicable law, each of the Lenders may transfer and/or assign its rights to be repaid its Relative Portion, together with any other rights it may have herein, subject to such transferee or assignee, as applicable, assuming in writing the obligations of such Lender under this Agreement. The transfer and/or assignment shall be effected by providing written notice to the Company at least twenty (20) days prior to the date of any payment of the Loan or interest pursuant to the Agreement. Notwithstanding the foregoing, no Lender shall transfer and/or assign its part in the Loan to a company which operates in the same field of activity as the Company.

8.2	In the event that stamp tax is payable in connection with this Agreement, it shall be borne by the Company.

8.4	Except as set forth in Section 8.2, each party shall bear the taxes and levies imposed on it and expenses it incurs in respect of the fees of its attorneys and consultants in connection with the Agreement and the transactions contemplated therein.

8.5	The address of the Company is Italy House, Euro Park, Yakum 60972, Israel, or any other address in Israel in respect of which the Company shall provide notice to each of the Lenders by registered mail.

The address of each of the Lenders is as specified in Appendix A to the Agreement.

Exhibit 10.3 Page 6

Any notice and other communications provided by one party to the other shall be in writing and shall be telefaxed or sent by registered mail, or otherwise delivered by hand, according to the said addresses, and shall be deemed to have reached its destination (i) if mailed upon the expiration of seventy two (72) hours after mailing, (ii) if sent by hand delivery, upon delivery, (iii) if sent via telefax, upon transmission and electronic confirmation of receipt or (if transmitted and received on a non-business day) on the first business day following transmission and electronic confirmation of receipt (provided, however, that any notice of change of address shall only be valid upon receipt).

8.6	This Agreement shall be governed by and construed according to the laws of the State of Israel, without regard to the conflict of laws provisions thereof. Any dispute arising under or in relation to this Agreement shall be resolved in the competent court for Tel Aviv-Jaffa district only, and each of the parties hereby submits irrevocably to the exclusive jurisdiction of such court.

8.7	Any deferral and/or waiver and/or delay by any party in exercising any of its rights pursuant to the Agreement shall not prejudice its rights and shall not be deemed to be a waiver thereof.

8.8	The terms and conditions set forth in this Agreement shall also be binding upon the liquidators and/or receivers and/or trustees in bankruptcy or temporary and/or permanent administrators of the Company and/or the persons acting on their behalf and/or in their place in any other form, and shall also be binding should a temporary or permanent dissolution and/or receivership order be issued against the Company.

8.9	This Agreement may be amended with the written consent of the Company and the holders of fifty five (55%) of the outstanding amount of the Principal Amount.

8.10	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one and the same instrument.

In witness whereof, the parties affix their signatures:

The Company:

___________________________

Taro Pharmaceutical Industries Ltd.

The Lenders:

___________________________

Exhibit 10.3 Page 7

APPENDIX A

			Bank		Relative Portion	Transfer Date of
	Lender	Address	Account	Interest Rate	(in US$)	Relative Portion
1.	Bank Leumi Le’Israel Ltd.			6% (fixed)	$10,000,000	20/5/03
2.	Israel Discount Bank Ltd.			6% (fixed)	$10,000,000	21/5/03
3.	Bank Hapoalim B.M. Ltd.			LIBOR + 2.25%	$10,000,000	21/5/03

Exhibit 10.3 Page 8

LOAN AGREEMENT

Made and entered into in Tel Aviv as of November 27, 2003

Among:	Taro Pharmaceutical Industries Ltd. Italy House Euro Park Yakum 60972, Israel (hereinafter: the “Company”)
of the first part

And:	The Lenders specified in the list attached hereto as Appendix A (each a “Lender” and collectively the “Lenders”)

of the second part

WHEREAS:	The Board of Directors of the Company has approved the taking by the Company of a loan in accordance with the terms of this Agreement;

AND WHEREAS:	Each of the Lenders has agreed to provide a loan to the Company pursuant to the terms of this Agreement;

The following has therefore been agreed between the parties:

1.	General

1.1	The recitals and the appendix attached hereto form an integral part hereof.

1.2	The headings of the sections and subsections of this Agreement are for convenience of reference only and are not to be construed when interpreting this Agreement.

1.3	In this Agreement, unless the context otherwise requires, the following terms shall have the meanings set forth below:

1.3.1	“Agreement” – this Loan Agreement.

1.3.2	“Bank Business Day” – a day on which banks in London carry out interbank transactions in US dollars and banks in Israel actually effect transactions in US dollars (including conversion of NIS into Dollars) without limitation in the amounts of the transactions and customarily conduct clearing of banking documents.

1.3.3	“Consumer Price Index” or “CPI” – means, as of any given date, the consumer price index (including fruits and vegetables) last published by the Israeli Central Bureau of Statistics (or any other official authority that may substitute the Israeli Central Bureau of Statistics), as may be published from time to time.

1.3.4	“Dollar” – the dollar of the United States of America.

Exhibit 10.3 Page 9

1.3.5.	“EBITDA” – means with respect to any twelve month period, earnings before interest, taxes, depreciation and amortization, as conclusively determined by the audited financial statements of the Company.

1.3.6	“Indebtedness” – means any obligation for the repayment of money borrowed under a credit facility or pursuant to a note, loan agreement or debenture.

1.3.7	“Loan” – the Principal Amount, together with interest payable thereon, as further specified in Section 2 and 3 below.

1.3.8	“NIS” – means the New Israeli Shekel.

1.3.9	The “Original CPI” – the CPI published on November 14, 2003.

1.3.10	“Principal Amount” – as defined in Section 2.1 below.

1.3.11	“Ratio” – means the ratio between the Company’s EBITDA and the Company’s total net interest expenses and current principal payable on long term Indebtedness, as conclusively determined by the Company’s audited financial statements.

1.3.12	“Relative Portion” – as defined in Section 2.1 below.

2.	The Loan

2.1	Each of the Lenders shall provide to the Company, on the date indicated in Appendix A hereto with respect to each Lender, the amount specified next to such Lender’s name in Appendix A. The amount provided by each Lender as specified in Appendix A shall hereinafter be referred to as the “Relative Portion” and the aggregate sum of the Relative Portions provided by all the Lenders shall hereinafter be referred to as the “Principal Amount”. The Company shall repay the Loan to each of the Lenders in accordance with their Relative Portion and in accordance with Sections 3 and 4 below. The Company shall repay to the Lenders their Relative Portion on the dates for repayment thereof and fulfill all of the terms and conditions applicable to the Company as set forth in this Agreement.

2.2	Upon execution of this Agreement, each Lender will indicate in the space provided next to such Lender’s name on Appendix A, whether it elects the “Dollar Route” or the “CPI Route”, as follows:

(i) The Dollar Route: (a) Lenders electing the Dollar Route shall make the Relative Portion available to the Company in Dollars; (b) such Lenders will be paid interest on the unpaid balance of their Relative Portion at an annual rate of sixth and one tenth percent (6.1%); and (c) the repayment of principal and interest to such Lenders will be made in Dollars, in accordance with Section 4 below.

(ii) The CPI Route: (a) Lenders electing the CPI Route shall make the Relative Portion available to the Company in NIS; (b) the Relative Portion and interest thereon shall be linked to the CPI based on the difference between the Original CPI and the CPI last published prior to the day each payment (of principal and/or interest) is made; (c) such Lenders will be paid interest on the unpaid balance of their Relative Portion at an annual rate of five and eight tenths percent (5.8%); and (d) the repayment of principal and interest to such Lenders will be made in NIS, in accordance with Section 4 below.

2.3	The obligations of each of the Lenders to the Company and the obligations of the Company to each of the Lenders, including its obligation to repay the respective Relative Portion to each of

Exhibit 10.3 Page 10

the Lenders, is several and not joint towards each of the Lenders and without any mutual liability and/or rights among them.

3.	Interest

Interest for both the Dollar Route and the CPI Route will be computed on the basis of a three hundred and sixty five (365) day year for the actual number of days elapsed between each interest payment date and the preceding interest payment date. With respect to the first interest period, interest payable to each Lender will be computed based on the actual number of days elapsed between the first interest payment date and the date on which the Company actually received the Relative Portion transferred by the Lender hereunder.

4.	Date of Payment of Principal and Interest

4.1	The Principal Amount will be repaid in seven (7) equal annual installments commencing on the date following the fifth anniversary hereof (namely, on November 27, 2008), and on each anniversary date thereafter until the eleventh anniversary hereof (namely, on November 27, 2014).

4.2	The first payment of interest shall be made on the six (6) month anniversary of the date hereof, namely on May 27, 2004 and thereafter, interest shall be paid on May 27 and November 27 of each following year thereafter, until November 27, 2014 (the date of payment of the last installment on account of the Principal Amount). The last interest payment shall be made together with the repayment of the unpaid balance of the Principal Amount as set forth in this Section 4.

4.3	Each payment on account of the Loan shall be paid to each Lender by bank transfer to each Lender’s bank account as listed on Appendix A, or such other account as such Lender shall have provided prior written notice of to the Company at least twenty (20) days prior to a date on which a payment is to be made pursuant to this Agreement.

4.4	In the event that the Company shall delay in the making of any payments pursuant to this Agreement, the Company shall pay to such Lender, in respect of such delay, interest for delay at an annual rate which shall exceed by three percent (3%) the interest rate such Lender is entitled to receive pursuant to Section 2.2 above, for the period from the date payment was required to be made pursuant to this Agreement until the actual payment date (for the purposes of calculating such annual rate, a year shall consist of three hundred and sixty five (365) days).

4.5	If the date that a payment is to be made pursuant to this Agreement is not a Bank Business Day, the date for payment shall be deferred until the first Bank Business Day thereafter. However, if the date that a payment is to be made pursuant to this Agreement falls at the last day of a calendar month and is not a Bank Business Day, the date for payment shall be brought forward to the last Bank Business Day of such calendar month.

5.	Covenants of the Company and the Lenders

5.1	The Company shall pay each of the Lenders all amounts to which such Lender is entitled to pursuant to this Agreement on the payment dates set forth herein and fully and in a timely manner comply with all of the Company’s obligations hereunder.

5.2	Until such time as the Loan shall have been repaid in full, the Company shall:

5.2.1	inform the Lenders of the occurrence of one or more of the events listed in Section 6 below, as soon as practicable after the occurrence thereof.

5.2.2	continue to manage its business in accordance with its normal business practices.

Exhibit 10.3 Page 11

5.2.3	maintain proper accounting books as required by applicable law.

5.2.4	periodically send to the Lenders, either pursuant to Section 7.5 or via e-mail, a copy of the financial information the Company discloses pursuant to its United States disclosure obligations, promptly following the public disclosure of such financial information.

5.2.5	send to the Lenders, a copy of the reports issued by Ma’alot - the Israeli Company for Securities Rating Ltd. from time to time regarding the Company.

5.3	The Company and each of the Lenders, hereby represent that the receipt and issuance of the Loan (as the case may be) and the execution of the Agreement do not constitute a breach of any binding agreement to which such party is a party or of the provisions of any applicable law, and are not in conflict with of any of the provisions of its respective organizational documents. Furthermore, the Company and each of the Lenders, hereby represent that all the resolutions required, pursuant to its respective organizational documents and applicable law, to authorize it to receive or to issue the Loan (as the case may be) and to become a party to this Agreement have been duly adopted.

5.4	For as long as any portion of the Loan shall remain outstanding and unpaid, the Company shall not:

5.4.1 incur any additional Indebtedness as long as the Ratio shall be less than 2:1. The Ratio shall be determined on the first day of April of each year with respect to the prior calendar year (the “Yearly Review”). In the event that a Yearly Review shall indicate that the Ratio is less than 2:1, the Company shall not be permitted to incur additional Indebtedness until and unless the Ratio is increased again to be 2:1 or more as shall be determined based on the audited financial statements of the Company for any twelve (12) month period.

5.4.2 distribute dividends which, in the aggregate, exceed fifty percent (50%) of the accumulated profit of the Company for the period commencing as of January 1, 2003.

5.4.3 encumber any of its assets, provided however, that the Company may encumber its assets in order to secure any Indebtedness which, in the aggregate, does not exceed twenty million Dollars ($20,000,000) (the “Permitted Sum”). In the event that the Company complies with its repayment obligations pursuant to Section 4 in full and in a timely matter, as of the fifth anniversary of this Agreement, the Permitted Sum shall be increased by an amount equal to the aggregate payments on account of principal made to the Lenders pursuant to Section 4.1. In addition and notwithstanding anything herein to the contrary, the Company may encumber newly acquired assets to secure the financing provided to acquire such assets.

For the removal of doubt, if the Company will merge with another company or entity, the merged entity will assume the loan hereunder and will comply with all the covenants of the Company hereunder.

6.	Immediate Repayment

In the event of the occurrence of any one or more of the events specified below, each Lender shall be entitled, after providing a prior written notice to the Company (provided that such breach or event in connection with which notice was sent, has not been rectified or removed during such prior notice period), to demand the immediate repayment of the Loan, and the Company hereby undertakes to repay the Loan to such Lender, within three (3) business days of the Lender’s demand. The prior notice period with respect to the events listed in sub-sections

Exhibit 10.3 Page 12

6.1, 6.4 and 6.5 shall be thirteen (13) days and the prior notice period with respect to the events listed in sub-section 6.2 and 6.3 shall be forty five (45) days.

6.1	The failure of the Company to pay, within fourteen (14) days from a payment date pursuant to the Agreement, any of the payments which it is required to pay to a Lender pursuant to this Agreement.

6.2	The breach and/or failure by the Company to fulfill any of its undertakings to the Lenders pursuant to Section 5 of this Agreement.

6.3	The issuance of an order for liquidation of the Company (with the exception of voluntary liquidation for the purposes of merging with another company and/or changing the Company’s corporate structure) and/or permanent receivership against the Company, or the issuance of an order for temporary liquidation and/or temporary receivership against the Company.

6.4	The total cessation by the Company of making payments to substantially all of its creditors.

6.5	The cessation by the Company of managing its business.

7.	Miscellaneous

7.1	To the extent permitted by applicable law, each of the Lenders may transfer and/or assign its rights to be repaid its Relative Portion, together with any other rights it may have herein, subject to such transferee or assignee, as applicable, assuming in writing the obligations of such Lender under this Agreement. The transfer and/or assignment shall be effected by providing written notice to the Company at least twenty (20) days prior to the date of any payment of principal or interest pursuant to the Agreement. Notwithstanding the foregoing, no Lender shall transfer and/or assign any of its rights under this Agreement, to a company which operates in the same field of activity as the Company.

7.2	In the event that stamp tax is payable in connection with this Agreement, it shall be borne by the Company.

7.4	Except as set forth in Section 7.2, each party shall bear the taxes and levies imposed on it and expenses it incurs in respect of the fees of its attorneys and consultants in connection with the Agreement and the transactions contemplated therein.

7.5	The address of the Company is Italy House, Euro Park, Yakum 60972, Israel, or any other address in Israel in respect of which the Company shall provide notice to each of the Lenders by registered mail.

The address of each of the Lenders is as specified in Appendix A to the Agreement.

Any notice and other communications provided by one party to the other shall be in writing and shall be telefaxed or sent by registered mail, or otherwise delivered by hand, according to the said addresses, and shall be deemed to have reached its destination (i) if mailed upon the expiration of seventy two (72) hours after mailing, (ii) if sent by hand delivery, upon delivery, (iii) if sent via telefax, upon transmission and electronic confirmation of receipt or (if transmitted and received on a non-business day) on the first business day following transmission and electronic confirmation of receipt (provided, however, that any notice of change of address shall only be valid upon receipt).

7.6	This Agreement shall be governed by and construed according to the laws of the State of Israel, without regard to the conflict of laws provisions thereof. Any dispute arising under or in relation to this Agreement shall be resolved in the competent court for Tel Aviv-Jaffa district

Exhibit 10.3 Page 13

only, and each of the parties hereby submits irrevocably to the exclusive jurisdiction of such court.

7.7	Any deferral and/or waiver and/or delay by any party in exercising any of its rights pursuant to the Agreement shall not prejudice its rights and shall not be deemed to be a waiver thereof.

7.8	The terms and conditions set forth in this Agreement shall also be binding upon the liquidators and/or receivers and/or trustees in bankruptcy or temporary and/or permanent administrators of the Company and/or the persons acting on their behalf and/or in their place in any other form, and shall also be binding should a temporary or permanent dissolution and/or receivership order be issued against the Company.

7.9	This Agreement may be amended with the written consent of the Company and the holders of fifty five (55%) of the outstanding amount of the Principal Amount.

7.10	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one and the same instrument.

In witness whereof, the parties affix their signatures:

The Company:

___________________________

Taro Pharmaceutical Industries Ltd.

The Lenders:

___________________________

Exhibit 10.3 Page 14